DILLARD'S, INC.
       1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                _______________________________


     WHEREAS, the Board of Directors of the Company deems  it  in the  best interest of the Company that Key Employees and  Outside

Directors  of  the Company be given an opportunity to  acquire  a stake  in the growth of the Company as a means of assuring  their maximum effort and continued association and employment with  the

Company; and

     WHEREAS,  the Board of Directors believes that  the  Company can  best  obtain  these  and other benefits  by  granting  stock options to such Key Employees and Outside Directors;

     NOW, THEREFORE, BE IT RESOLVED:

     That  the  Dillard's,  Inc.1998 Incentive  and  Nonqualified

Stock Option Plan be adopted, and that it be effective commencing

May 16, 1998.

     1.    Purpose.   The  purpose of the  Dillard's,  Inc.  1998

Incentive  and  Nonqualified Stock Option Plan  is  to  encourage ownership  of stock in the Company by Key Employees  and  Outside

Directors,  and  thereby  cause such Key  Employees  and  Outside

Directors to increase their efforts on behalf of the Company,  to effect  savings, and to otherwise promote the best  interests  of the Company.  It is intended that options granted under this Plan to  Key  Employees  will  qualify  as  Incentive  Stock  Options,

provided,  however, that Nonqualified Stock Options may  also  be granted  to  Key  Employees and Outside Directors  which  do  not qualify as Incentive Stock Options.

     2.   Definitions.  As used herein, the following definitions

shall apply.

          a.    "Board" shall mean the Board of Directors of  the

Company.

          b.    "Common Stock" shall mean Common Stock, Class  A,

$.01 par value per share, of the Company.

          c.    "Code"  shall mean the Internal Revenue  Code  of

1986, as amended.

          d.    "Committee" shall mean the Committee appointed by

the Board in accordance with paragraph 4(a) of the Plan.

          e.   "Company" shall mean Dillard's, Inc.

          f.    "Continuous Employment" or "Continuous Status  as

an  Employee"  shall  mean the absence  of  any  interruption  or termination of employment by the Company.  Employment  shall  not be  considered  interrupted in the case of sick  leave,  military leave, or any other leave of absence approved by the Company.

          g.   "Effective Date" shall mean May 16, 1998.

          h.    "Employee"  shall mean any person employed  on  a

full-time  basis  by  the Company or of any subsidiaries  of  the

Company (as defined in 425(f) of the Code).

          i.    "Incentive  Stock Option" shall  mean  an  Option

which meets the requirements of 422(b) of the Code.

          j.    "Key Employee" shall mean an Employee who, in the

opinion  of  the Committee, can contribute significantly  to  the growth  and  profitability  of,  or  perform  services  of  major importance to, the Company or any subsidiaries of the Company.

          k.    "Nonqualified Stock Option" means an Option which

does  not  receive  the  special tax  treatment  received  by  an

Incentive Stock Option.

          l.     "Option"  shall mean a right to  acquire  Common

Stock which is granted pursuant to this Plan.

          m.    "Option Agreement" shall mean a written agreement

which  sets  forth the terms of each Option and is signed  by  an authorized officer of the Company.

          n.    "Optioned Stock" shall mean Common Stock  subject

to an Option granted pursuant to this Plan.

          o.    "Optionee"  shall  mean an  Employee  or  Outside

Director who receives an Option.

          p.    "Outside  Director" shall mean a  member  of  the

Board who is not also an Employee.

          q.     "Plan"   shall  mean  the  Dillard's,   Inc.1998

Incentive and Nonqualified Stock Option Plan.

          r.   "Share" shall mean one share of the Common Stock.

     3.    Shares  Subject  to  the Plan.   Except  as  otherwise

required  by the provisions of paragraph 13 hereof, the aggregate number of Shares of Common Stock deliverable upon the exercise of

Options  pursuant  to  the  Plan shall  not  exceed  six  million

(6,000,000)  Shares.  Such Shares may either  be  authorized  but unissued  or  treasury  shares.  If an Option  should  expire  or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall,

unless the Plan shall have been terminated, be available for  the grant  of other Options under the Plan.  No Optionee may  receive options covering more than one million (1,000,000) shares in  any single fiscal year of the Company under the Plan.

     4.   Administration of the Plan.

          a.    Composition  of  Committee.  The  Plan  shall  be

administered  by  the  Executive Compensation  and  Stock  Option

Committee  or  any successor thereto of the Board or  such  other

committee  as  determined by the Board  (the  "Committee").   The

Committee   shall solely be composed of two (2) or more  "outside

directors" of the Board within the meaning of 162(m) of the  Code and  applicable  Treasury Regulations, or any successor  to  such provisions, and who are also "non-employee directors" within  the meaning  of  Rule 16b-3, or any successor to such  Rule,  of  the

Securities Exchange Commission.

          b.     Powers  of  the  Committee.   The  Committee  is

authorized  (but only to the extent not contrary to  the  express provisions of the Plan or to resolutions adopted by the Board) to interpret  the Plan, to prescribe, amend, and rescind  rules  and regulations  relating  to the Plan, to determine  the  terms  and conditions upon which Options may be exercised, to determine  the form  and content of Option Agreements, to construe and interpret the  Plan and Option Agreements, to accelerate the exercisability of  any  Option, to make such other determinations  necessary  or advisable for the administration of the Plan and shall  have  and may  exercise such other power and authority as may be  delegated to  it  by the Board from time to time.  A majority of the entire

Committee shall constitute a quorum, and the action of a majority of  the  members  present at any meeting at  which  a  quorum  is

present  shall  be  deemed  the action  of  the  Committee.   The

Committee  shall, from time to time, have the power to  designate from among the Key Employees and Outside Directors the persons to whom  Options will be granted.  Such designation shall be in  the absolute discretion of the Committee, and shall be final  without approval  of  the Board or the stockholders.  On the occasion  of the  designation  of  the  Optionees,  the  Committee  may  grant additional Options to Optionees then holding Options, to some  of them,  or may grant Options solely or partially to new Optionees.

As  of  the date of grant, the Committee shall fix the number  of

Shares to be optioned and whether the Option shall be treated  as an  Incentive  Stock  Option or as a Nonqualified  Stock  Option;

however, no Option shall be treated as an Incentive Stock  Option ten (10) years from the date this Plan is adopted by the Board or the date the Plan is approved by the stockholders of the Company,

whichever  is earlier.  In addition, to the extent the  aggregate fair  market value (determined at the time the Option is granted)

of Shares treated as acquired pursuant to Incentive Stock Options which  are exercisable by the Optionee for the first time  during any  calendar year (under all incentive stock option plans of the

Company  or  subsidiaries thereof (as defined in  425(f)  of  the

Code))  exceeds $100,000, such Options (taking them into  account in  the order in which they were granted) shall not be treated as

Incentive Stock Options.  In making the determination as to  whom

Options  shall be granted, and as to the number of Shares  to  be covered  by  such Options, the Committee shall take into  account the  duties and responsibilities of the proposed Optionees, their present and potential contribution to the success of the Company,

their  past record, and such other factors as the Committee shall deem  relevant in connection with accomplishing the  purposes  of this Plan.  Certain officers of the Company as designated by  the

Committee  are hereby authorized to execute Option Agreements  on behalf  of the Company and to cause them to be delivered  to  the

Optionees or other participants.

          c.    Effect  of Committee's Decision.  All  decisions,

determinations,  and interpretations of the  Committee  shall  be final and conclusive on all persons affected thereby.

     5.    Option  Price.  The exercise price of Incentive  Stock

Options granted under the Plan shall not be less than one hundred percent  (100%) of the fair market value of a Share on  the  date the  Option  is  granted, or, if the Optionee  owns  (within  the meaning  of 425(d) of the Code) ten percent (10%)or more  of  the total  combined  voting  power of all classes  of  stock  of  the

Company, one hundred ten percent (110%) of the fair market  value of a Share on the date the Option is granted.  The exercise price of  Nonqualified Stock Options granted under the  Plan  shall  be determined by the Committee in its complete discretion, but in no event shall the exercise price of Nonqualified Stock Options be less than one hundred percent (100%) of the fair market value of a Share on the date the Option is granted.  The fair market value of  a  Share on a particular date shall be deemed to be the  mean between  the  highest and lowest sales prices per  share  of  the

Common  Stock  on the principal national securities  exchange  on which  the Common Stock may be listed from time to time  on  that date or, in either case, if there shall have been no sale on that date  on the last preceding date on which such sale or sales were effected  on  such exchange.  In the event that the  method  just described  for  determining the fair market value of  the  Shares shall  not remain consistent with the provisions of the Code  and applicable Treasury Regulations, then the fair market  value  per

Share  shall  be determined by such other method consistent  with the  Code or Treasury Regulations as the Committee shall  in  its discretion  elect and apply at the time of grant of  the  Options concerned.

     6.   Term of Option and Limitations on Exercise.  Subject to

the  terms  of the Plan, the Committee shall, in its  discretion,

establish  the term of each Option granted pursuant to the  Plan.

Notwithstanding  the  foregoing, (a) an  Incentive  Stock  Option granted  under  the  Plan by its terms shall not  be  exercisable after  the expiration of ten (10) years from the date such Option is  granted, or, five (5) years if the Optionee owns (within  the meaning of 425(d) of the Code) ten percent (10%) or more  of  the total  combined  voting  power of all classes  of  stock  of  the

Company,  and (b) a Nonqualified Stock Option granted  under  the

Plan  by  its terms shall not be exercisable after the expiration

of  ten  (l0)  years from the date such option is  granted.   The

Committee  may  also, in its discretion, establish  a  period  or periods  during which an Option may not be exercised in whole  or in  part or any other limitation or restriction, subject  to  the terms  of  the  Plan,  which the Committee  may  determine  as  a condition  precedent  to  exercising an  Option,  including  such provisions as deemed advisable to permit qualification of Options as Incentive Stock Options.

     7.    Procedures for Exercise.  Any Option granted hereunder

shall  be exercisable at such times and under such conditions  as shall  be  permissible under the terms of the  Plan  and  of  the

Option  granted to an Optionee.  An Option may not  be  exercised for  a fractional Share.  An Option granted pursuant to the  Plan

may   be  exercised,  subject  to  provisions  relating  to   its

termination and limitations on its exercise, only by (a)  written notice  to exercise the Option with respect to a specified number of  Shares,  and (b)(i) payment to the Company (contemporaneously with  delivery of each such notice), in cash or Common Stock,  of the  amount  of  the Option price of the number  of  Shares  with respect  to  which  the Option is then being exercised,  or  (ii)

causing the Company to receive from a broker funds to pay for the option  upon the broker's receipt of stock certificates from  the

Company.   Each  such notice and payment shall be  delivered,  or

mailed by prepaid registered or certified mail, addressed to  the

Treasurer of the Company at the Company's executive offices.

     8.      Reload  Options.   If payment for  Shares  upon  the

exercise of an Option ("Original Option") is made in the form  of

Common  Stock,  the  Optionee shall be granted  on  the  date  of exercise  an Option ("Reload Option") to purchase the  number  of

Shares  that equals the number of Shares tendered to the Company.

The number of Shares tendered shall include Common Stock which is

tendered   in   order  to  satisfy  applicable  tax   withholding

obligations.  The price per Share at which each Reload Option may be  exercised  shall  be equal to the fair market  value  of  the

Shares  on the date of grant of the Reload Option.  The  term  of each  Reload Option shall expire on the same date as that of  the

Original Option.  Reload Options shall not be granted to  (a)  an

Optionee  who was formerly an Employee and is no longer  employed by  the  Company,  (b)  an Optionee who was formerly  an  Outside

Director and is no longer a member of the Board, or (c) any other person other than the Optionee.

     9.    Exercise During Employment or Following Death.  Unless

otherwise  provided in the Option Agreement,  an  Option  may  be exercised  by  an  Optionee who is an  Employee  only  while  the

Optionee  is an Employee and has maintained Continuous Status  as an  Employee since the date of the grant of the Option, or  after the  termination  of the Optionee's status as an Employee  within one  (1) year after such termination (but not later than the date on  which  the  Option would otherwise expire)  if  the  Optionee becomes  Disabled,  as determined by the Committee,  or  for  any other  termination within three (3) months after such termination

(but  not later than the date on which the Option would otherwise expire),  except  if  the Optionee would have  been  entitled  to exercise  the Option immediately prior to death, such  Option  of the  deceased Optionee may be exercised within twelve (12) months

(but  not later than the date on which the Option would otherwise expire) from the date of death by the personal representatives of

the   Optionee's  estate,  or  person  or  persons  to  whom  the

Optionee's rights under such Option shall have passed by will  or

by   laws   of   descent  and  distribution.    The   Committee's

determination  whether an Optionee's employment has  ceased,  and the  effective date thereof, shall be final and conclusive on all persons affected thereby.

     10.   Form of Stock Certificates.  Stock certificates to  be

issued or transferred pursuant to Options granted under this Plan shall  be  made  in  favor of the Optionee, or the  Optionee  and

Optionee's spouse as joint tenants.

     11.  Optionee's Certification.  If the underlying Shares are not  registered  under the Securities Act of 1933 and  applicable state securities laws at the time of exercise of an Option,  then the  Optionee  shall agree that the Optionee  will  purchase  the

Shares  under such Option for investment and not with any present intention  to  re-sell  the  same, and  shall  agree  to  sign  a certificate to such effect at the time of exercising the Option.

     12.   Non-Transferability of Options.  Options granted under

the  Plan  may  not  be  sold, pledged,  assigned,  hypothecated,

transferred, or disposed of in any manner other than by  will  or by  the  laws  of descent and distribution.  Notwithstanding  the foregoing  sentence to the contrary, the Committee  may,  in  its sole  discretion, permit an Optionee to transfer all or a portion of  an  Option  to  the  Optionee's family members,  a  trust  or partnership for the benefit of the Optionee's family  members  or to a charity.  An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13.   Effect of Change in Stock Subject to the Plan.  In the

event  that each of the outstanding Shares of Common Stock (other than  Shares  held by dissenting shareholders) shall  be  changed into  or  exchanged for a different number or kind of  Shares  of stock of the Company or another corporation (whether by reason of merger, consolidation, recapitalization, reclassification,  stock dividend,  split-up, combination of Shares, or otherwise),  then,

in   the  sole  discretion  of  the  Committee,  there  shall  be substituted for each Share of Common Stock then under  Option  or available for Option the number and kind of Shares of stock  into which  each outstanding Share of Common Stock (other than  Shares held by dissenting shareholders) shall be so changed or for which

each  such  Share  shall  be  so  exchanged,  together  with   an

appropriate  adjustment of the Option Price.  In the event  there shall  be  any other change in the number of, or kind of,  issued

Shares of Common Stock, or of any stock or other securities  into which such Common Stock shall have been changed, or for which  it shall  have been exchanged, then if the Committee shall,  in  its sole discretion, determine that such change equitably requires an adjustment in the number, or kind, or Option price of Shares then subject  to  an  Option or available for Option, such  adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan.

     14.   Time  of  Granting Options.  The date of grant  of  an

Option  under  the  Plan  shall, for all purposes,  be  the  date reflected on the written grant of the Option to the Optionee.  An

Option  Agreement  shall  be given to each  Employee  or  Outside

Director to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Modification of Options.  At any time and from time  to time the Committee may modify any outstanding Option, provided no such modification shall impair the Option without the consent  of

the   holder   of  the  Option.   Any  Incentive  Stock   Options

outstanding under the Plan may be amended, if necessary, in order to retain such qualification.

     16.   Tax Withholding.  The Company shall have the right  to

deduct or withhold any taxes required by law to be withheld  upon the exercise of an Option. The Committee may require the Optionee

(or,  in  the  event of the death of the Optionee,  the  personal representatives of the Optionee's estate, or person or persons to whom the Optionee's rights under such Option shall have passed by will  or  by  laws of descent and distribution) to remit  to  the

Company the amount of any taxes required to be withheld,  or,  in lieu  thereof, the Company may withhold (or the Optionee  may  be provided the opportunity to elect to tender) the number of shares of Common Stock equal in fair market value to the amount required to be withheld.

     17.   Amendment and Termination of the Plan.  The  Committee

or  Board of Directors may amend, alter or discontinue the  Plan,

but no amendment or alteration shall be made without the approval of  the stockholders of the Company if such approval is necessary to comply with the performance-based compensation exception under

162(m)  of  the  Code  and applicable Treasury  Regulations.   No

amendment,  alteration  or  discontinuation  of  the  Plan  shall adversely  affect any Options granted prior to the time  of  such amendment, alteration or discontinuation.

     18.  Conditions Upon Issuance of Shares.  Shares must not be issued  with respect to any Option granted under the Plan  unless the  issuance and delivery of such Shares shall comply  with  all relevant  provisions of law, including, without  limitation,  the

Securities  Act  of 1933, as amended, the rules  and  regulations promulgated thereunder, any applicable state securities law,  and the  requirements of any stock exchange upon which the Shares may

then  be  listed.   Inability of the Company to obtain  from  any

regulatory  body or authority deemed by the Company's counsel  to be  necessary  to  the lawful issuance and  sale  of  any  Shares hereunder  shall relieve the Company of any liability in  respect of  the  non-issuance or sale of such Shares.  As a condition  to the  exercise  of an Option, the Company may require  the  person exercising  an Option to make such representations or  warranties as  may  be  necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     19.  Reservation of Shares.  The Company, during the term of this  Plan,  will reserve and keep available a number  of  Shares sufficient to satisfy the requirements of the Plan.